EXHIBIT 99.1


                            MORGAN STANLEY
                            MSAC 2004-NC5

                      New York/New Jersey loans


Selection Criteria: New York/New Jersey loans
Table of Contents

1. Range of Credit Scores
2. Range of Original LTV Ratios (%)
3. Documentation Level
4. Occupancy Type
5. Range of Cut-off Date Principal Balances ($)



1. Range of Credit Scores

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                                                                         % of
                                                                       Mortgage
                                                          Aggregate     Pool by    Weighted
                                                           Cut-off     Aggregate   Average    Weighted    Weighted
                                                Number       Date       Cut-off     Gross      Average    Average    Weighted
                                                  of      Principal      Date      Interest   Remaining   Original   Average
                                               Mortgage    Balance     Principal     Rate       Term        LTV        FICO
Range of Credit Scores                          Loans        ($)        Balance      (%)      (Months)      (%)       Score
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500 - 519                                            13    2,956,467        4.02      8.087         357      73.45        510
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520 - 539                                            28    6,128,043        8.34      7.523         356      72.67        529
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540 - 559                                            32    6,883,924        9.37      7.226         352      69.99        549
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560 - 579                                            38    7,814,004       10.64      7.245         351      69.31        569
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580 - 599                                            33    8,731,536       11.89      6.887         351      76.41        590
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600 - 619                                            38    8,585,434       11.69      6.997         338      76.66        611
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620 - 639                                            30    7,255,984        9.88      6.673         346      78.76        630
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640 - 659                                            28    6,616,873        9.01      6.893         353      80.67        650
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660 - 679                                            26    6,952,870        9.46      6.495         354      82.23        669
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680 - 699                                            16    4,313,902        5.87      6.353         349      85.90        688
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700 - 719                                            11    3,129,391        4.26      6.006         316      81.83        708
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720 - 739                                             8    1,786,680        2.43      6.834         357      80.27        731
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740 - 759                                             6    1,826,606        2.49      6.199         357      84.11        756
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760 - 779                                             2      376,661        0.51      6.235         357      89.37        772
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800 - 819                                             1      104,708        0.14      6.400         357      45.65        806
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Total:                                              310   73,463,083      100.00      6.922         349      76.91        614
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Minimum: 502
Maximum: 806
Weighted Average: 614



2. Range of Original LTV Ratios (%)
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                                                                         % of
                                                                       Mortgage
                                                          Aggregate     Pool by    Weighted
                                                           Cut-off     Aggregate   Average    Weighted    Weighted
                                                Number       Date       Cut-off     Gross      Average    Average    Weighted
                                                  of      Principal      Date      Interest   Remaining   Original   Average
Range of Original LTV Ratios                   Mortgage    Balance     Principal     Rate       Term        LTV        FICO
(%)                                             Loans        ($)        Balance      (%)      (Months)      (%)       Score
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<= 30.00                                              1      151,975        0.21      6.500         177      27.91        573
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30.01 - 40.00                                         7    1,305,998        1.78      6.955         357      35.24        581
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40.01 - 50.00                                         7    1,166,405        1.59      6.702         348      45.33        580
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50.01 - 60.00                                        15    3,137,740        4.27      6.792         338      55.16        600
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60.01 - 70.00                                        64   14,510,547       19.75      6.960         338      66.11        598
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70.01 - 80.00                                       121   28,359,070       38.60      6.973         353      77.69        596
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80.01 - 90.00                                        79   20,372,234       27.73      6.854         352      87.48        646
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90.01 - 100.00                                       16    4,459,114        6.07      6.933         357      96.31        676
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Total:                                              310   73,463,083      100.00      6.922         349      76.91        614
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Minimum: 27.91
Maximum: 100.00
Weighted Average: 76.91



3. Documentation Level

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                                                                         % of
                                                                       Mortgage
                                                          Aggregate     Pool by    Weighted
                                                           Cut-off     Aggregate   Average    Weighted    Weighted
                                                Number       Date       Cut-off     Gross      Average    Average    Weighted
                                                  of      Principal      Date      Interest   Remaining   Original   Average
                                               Mortgage    Balance     Principal     Rate       Term        LTV        FICO
Documentation Level                             Loans        ($)        Balance      (%)      (Months)      (%)       Score
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Stated Documentation                                149   37,650,246       51.25      7.128         347      77.43        622
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Full Documentation                                  155   34,519,268       46.99      6.717         351      76.31        605
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Limited Documentation                                 6    1,293,568        1.76      6.404         333      77.91        640
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Total:                                              310   73,463,083      100.00      6.922         349      76.91        614
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4. Occupancy Type

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                                                                         % of
                                                                       Mortgage
                                                          Aggregate     Pool by    Weighted
                                                           Cut-off     Aggregate   Average    Weighted    Weighted
                                                Number       Date       Cut-off     Gross      Average    Average    Weighted
                                                  of      Principal      Date      Interest   Remaining   Original   Average
                                               Mortgage    Balance     Principal     Rate       Term        LTV        FICO
Occupancy Type                                  Loans        ($)        Balance      (%)      (Months)      (%)       Score
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Primary                                             270   64,711,544       88.09      6.920         349      77.07        609
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Investment                                           39    8,583,908       11.68      6.920         348      75.76        653
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Second Home                                           1      167,631        0.23      7.600         357      74.67        611
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Total:                                              310   73,463,083      100.00      6.922         349      76.91        614
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5. Range of Cut-off Date Principal Balances ($)

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                                                                         % of
                                                                       Mortgage
                                                          Aggregate     Pool by    Weighted
                                                           Cut-off     Aggregate   Average    Weighted    Weighted
                                                Number       Date       Cut-off     Gross      Average    Average    Weighted
                                                  of      Principal      Date      Interest   Remaining   Original   Average
                                               Mortgage    Balance     Principal     Rate       Term        LTV        FICO
Range of Cut-off Date Principal Balances ($)    Loans        ($)        Balance      (%)      (Months)      (%)       Score
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25,000.01 - 50,000.00                                 4      185,083        0.25      7.524         357      77.48        655
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50,000.01 - 75,000.00                                12      738,245        1.00      7.977         305      72.77        592
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75,000.01 - 100,000.00                               15    1,330,520        1.81      7.166         300      72.69        616
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100,000.01 - 125,000.00                              17    1,937,346        2.64      6.576         346      71.01        623
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125,000.01 - 150,000.00                              20    2,741,299        3.73      7.335         357      72.57        594
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150,000.01 - 175,000.00                              19    3,113,769        4.24      7.298         326      65.82        593
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175,000.01 - 200,000.00                              21    3,942,263        5.37      7.553         349      73.98        580
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200,000.01 - 225,000.00                              25    5,395,443        7.34      7.440         348      76.46        591
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225,000.01 - 250,000.00                              35    8,368,861       11.39      6.799         357      72.94        606
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250,000.01 - 275,000.00                              33    8,690,285       11.83      6.745         341      77.83        615
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275,000.01 - 300,000.00                              30    8,591,271       11.69      7.161         357      79.20        601
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300,000.01 - 325,000.00                              21    6,583,125        8.96      6.867         357      78.00        645
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325,000.01 - 350,000.00                              21    7,022,526        9.56      6.501         348      82.42        628
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350,000.01 - 375,000.00                              13    4,700,457        6.40      6.540         357      77.39        618
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375,000.01 - 400,000.00                              11    4,277,914        5.82      6.693         340      80.19        642
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400,000.01 - 425,000.00                               3    1,219,677        1.66      6.754         357      79.98        612
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425,000.01 - 450,000.00                               4    1,752,721        2.39      6.566         357      82.51        670
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450,000.01 - 475,000.00                               2      911,844        1.24      7.240         357      75.04        573
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475,000.01 - 500,000.00                               4    1,960,434        2.67      6.414         357      83.18        654
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Total:                                              310   73,463,083      100.00      6.922         349      76.91        614
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Minimum: 39,404
Maximum: 498,327
Average: 236,978


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